U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 1, 1999



                            SUNBELT EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


            2-65800                                 75-1667097
     (Commission File Number)           (I.R.S. Employer Identification No.)


                       4301 WINDFERN, HOUSTON, TEXAS 77041
          (Address of principal executive offices including zip code)


                                 (281) 600-4000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      In connection with the acquisition described in Item 2 below, Mr. Hunter Carr was issued 2,250,000 shares of Company common stock (10.8%), Jack Tompkins was issued 6,000,000 shares (28.7%), Morris Chapman was issued 3,000,000 shares (14.4%), Jonathan Gilchrist was issued 2,250,000 shares (10.8%), Don Sapaugh was issued 2,250,000 shares (10.8%) and Agrosource was issued 1,500,000 shares (7.2%). Collectively, Messrs. Carr, Tompkins, Chapman, Gilchrist and Sapaugh, and Agrosource own approximately 82.7% of the shares of Company common stock issued and outstanding. The consideration paid for the shares was all of the issued and outstanding stock of iExalt, Inc., of which Messrs. Carr, Tompkins, Chapman, Gilchrist and Sapaugh, and Agrosource owned approximately 93.8%.

      To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a change of control of the Company.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Effective September 1, 1999, Sunbelt Exploration, Inc., a Nevada corporation ("Company"), acquired all of the issued and outstanding stock of iExalt, Inc., a Texas corporation in the business of providing Internet service and content targeted towards the Christian community. In connection with such acquisition, the Company issued an aggregate of 18,393,666 shares authorized but unissued common stock to the shareholders of iExalt, in exchange for all of the outstanding shares of iExalt common stock, which constituted upon closing approximately 88% of the issued and outstanding common stock of the Company. Upon the closing of the transaction, there were 20,874,166 shares of common stock issued and outstanding.

      In connection with the reorganization, the shareholders (a) adopted and approved Amended and Restated Articles of Incorporation which authorized changing the name of Sunbelt Exploration, Inc. to iExalt, Inc. and authorized 20,000,000 shares of preferred stock, par value $.001; (b) elected Jack Tompkins, Hunter Carr, Don Sapaugh, Jonathan Gilchrist and Morris Chapman as directors of the Company; and (c) approved the Company's 1999 Directors' Stock Option Plan and Employees' 1999 Stock Option Plan.

      The transaction was accounted for as a purchase. The acquisition of iExalt was deemed "significant," accordingly, separate historical and pro forma financial statements will be filed no later than seventy-five days after the consummation of the acquisition.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Inapplicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Inapplicable.

ITEM 5.     OTHER EVENTS

      Inapplicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTOR

      Inapplicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired.

            The appropriate financial statements will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

      (b)   Pro Forma Financial Information.

            The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.


ITEM 8.     CHANGE IN FISCAL YEAR

      Inapplicable.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SUNBELT EXPLORATION, INC.



                                          By: /s/ JONATHAN GILCHRIST
                                                  Jonathan Gilchrist, Secretary



DATE: September 14, 1999

                                   EXHIBITS


 EXHIBIT
   NO.                                                                  PAGE
---------                                                             --------

   1.1      Exchange Agreement between Sunbelt Exploration, Inc.
              and iExalt, Inc. .......................................   A-1

   2.1      1999 Directors' Stock Option Plan ........................   B-1

   2.2      Employees' 1998 Stock Option Plan ........................   C-1